CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the use in this Registration Statement on Form 10-SB of our report dated May 21, 1998 relating to the financial statements of American Energy Services, Inc. for the years ended February 28, 1998 and 1997.

/s/ SIMONTON, KUTAC & BARNIDGE, LLP
Houston, Texas
July 24, 1998